Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER.  NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR
-----------
IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE.  All information provided by Transocean Inc.
-- ------------ ----------- -- ---
in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS.  The
------ -------- -------- --- -------- --- ----- ---------- ---- ----------
duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

FORWARD-LOOKING STATEMENT
-------------------------

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.


FLEET CLASSIFICATION.  Transocean Inc. uses a rig classification for its
----- --------------
semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.


                              Transocean Inc. Fleet                       Page 1
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
                                   Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : February 28, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                 YR.                                                         CONTRACT
                                               ENTERED     WATER                                              START/
DYNAMICALLY POSITIONED X       FLOATER           (1)       DEPTH   DRILLING                                    IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT          DATE
-----------------------------  -------       -----------  -------  --------  -----------  -----------------  --------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Discoverer Deep Seas           ship     X          2001    10,000    35,000  USGOM        ChevronTexaco      Jan-01
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        ChevronTexaco      Jan-06
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Discoverer Enterprise          ship     X          1999    10,000    35,000  USGOM        BP                 Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Discoverer Spirit              ship     X          2000    10,000    35,000  USGOM        Unocal             Sep-00
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        Shell              Sep-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Discovery            ship     X          2000    10,000    30,000  Nigeria      ExxonMobil         Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Ivory Coast  Vanco              Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Nigeria                         Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Frontier             ship     X          1999    10,000    30,000  Brazil       Petrobras          Mar-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Brazil                          APR-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Millennium           ship     X          1999    10,000    30,000  USGOM        Anadarko           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        Anadarko           Jun-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Pathfinder           ship     X          1998    10,000    30,000  Nigeria      Devon              Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Expedition (9)       ship     X          1999    10,000    30,000  Brazil       Petrobras          Oct-99
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Brazil                          Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Horizon              semi     X          2001    10,000    30,000  USGOM        BP                 Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Cajun Express                  semi     X          2001     8,500    25,000  USGOM        Dominion           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        ChevronTexaco      Jun-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Nautilus (4)         semi                2000     8,000    30,000  USGOM        Shell              Jun-00
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        Shell              Sep-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco Energy                   semi     X          2001     7,500    25,000  Nigeria      ChevronTexaco      Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco Express (9)              semi     X          2001     7,500    25,000  Brazil                          Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Angola       BP                 May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Other Deepwater (15)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Deepwater Navigator(5)         ship     X          2000     7,200    25,000  Brazil       Petrobras          Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Brazil                          APR-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Discoverer 534                 ship     X     1975/1991     7,000    25,000  India        Reliance           Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Discoverer Seven Seas          ship     X     1976/1997     7,000    25,000  India        ONGC               Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Marianas            semi                1998     7,000    25,000  USGOM        Murphy             Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        BP                 Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 707 (9)                  semi     X     1976/1997     6,500    25,000  Brazil       Petrobras          Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Brazil                          Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Jack Bates                     semi           1986/1997     5,400    30,000  Australia    Woodside           Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Peregrine I (5)                ship     X          1996     5,280    25,000  Brazil                          Apr-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 709                      semi     X     1977/1999     5,000    25,000  Ivory Coast  CNR                Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
M.G. Hulme, Jr. (6)            semi           1983/1996     5,000    25,000  Nigeria                         Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Richardson          semi                1988     5,000    25,000  Ivory Coast  CNR                Oct-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Jim Cunningham                 semi           1982/1995     4,600    25,000  Egypt        BG                 Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 710 (9)                  semi     X          1983     4,500    25,000  Brazil       Petrobras          Oct-01
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Rather              semi                1988     4,500    25,000  UKNS         BP                 Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         BP                 Oct-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         BP                 Dec-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Leader (10)         semi           1987/1997     4,500    25,000  Norway       Statoil            Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sovereign Explorer             semi                1984     4,500    25,000  Venezuela    Statoil            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Trinidad     BG                 Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Other High Specification (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Henry Goodrich                 semi                1985     2,000    30,000  E. Canada    Terra Nova         Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             E. Canada                       Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Paul B. Loyd, Jr.              semi                1987     2,000    25,000  UKNS         BP                 Mar-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         BP                 Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Arctic              semi                1986     1,650    25,000  NNS          Statoil            Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Polar Pioneer                  semi                1985     1,500    25,000  NNS          Statoil            Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------


                                                      CONTRACT    CONTRACT
DYNAMICALLY POSITIONED X          ESTIMATED (2)       DAYRATE     DAYRATE
RIG TYPE/NAME                       EXPIRATION          (3)         (3)
-----------------------------  --------------------  ----------  ----------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------  --------------------  ----------  ----------
Discoverer Deep Seas           Jan-06                $ 205,000   N/A
-----------------------------  --------------------  ----------  ----------
                               Jan-07                $ 240,000   $ 205,000
-----------------------------  --------------------  ----------  ----------
Discoverer Enterprise          Dec-07                $ 182,500   $ 198,600
-----------------------------  --------------------  ----------  ----------
Discoverer Spirit              Sep-05                $ 204,000   N/A
-----------------------------  --------------------  ----------  ----------
                               Mar-07                $ 270,000   $ 204,000
-----------------------------  --------------------  ----------  ----------
Deepwater Discovery            Feb-05                $ 170,000   $ 165,000
-----------------------------  --------------------  ----------  ----------
                               Mar-05                $ 195,000   $ 170,000
-----------------------------  --------------------  ----------  ----------
                               planned 14-day                    $ 170,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Deepwater Frontier             Mar-06                $ 145,000   $ 158,000
-----------------------------  --------------------  ----------  ----------
                               PLANNED 14-DAY                    $ 145,000
                               SHIPYARD PROGRAM
-----------------------------  --------------------  ----------  ----------
Deepwater Millennium           Jun-05                $ 200,000   $ 195,000
-----------------------------  --------------------  ----------  ----------
                               Dec-05                $ 230,000   $ 200,000
-----------------------------  --------------------  ----------  ----------
Deepwater Pathfinder           Apr-06                $ 190,000   $ 175,000
-----------------------------  --------------------  ----------  ----------
Deepwater Expedition (9)       Oct-05                $ 135,000   N/A
-----------------------------  --------------------  ----------  ----------
                               planned 7-day                     $ 135,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Deepwater Horizon              Sep-05                $ 165,000   $ 200,000
-----------------------------  --------------------  ----------  ----------
Cajun Express                  May-05                $ 140,000   $ 125,000
-----------------------------  --------------------  ----------  ----------
                               Jun-07                $ 207,300   $ 140,000
-----------------------------  --------------------  ----------  ----------
Deepwater Nautilus (4)         Sep-05                $ 195,100   N/A
-----------------------------  --------------------  ----------  ----------
                               Sep-06                $ 220,000   $ 195,100
-----------------------------  --------------------  ----------  ----------
Sedco Energy                   Mar-05                $ 175,000   $ 186,400
-----------------------------  --------------------  ----------  ----------
Sedco Express(9)               105 day shipyard                  $ 125,000
                               program / mob
-----------------------------  --------------------  ----------  ----------
                               May-08                $ 165,000   $ 125,000
-----------------------------  --------------------  ----------  ----------
Other Deepwater (15)
-----------------------------  --------------------  ----------  ----------
Deepwater Navigator (5)        Mar-05                $  99,300   $  94,300
-----------------------------  --------------------  ----------  ----------
                               PLANNED 45-DAY                    $  99,300
                               SHIPYARD PROGRAM
-----------------------------  --------------------  ----------  ----------
Discoverer 534                 Mar-05                $  98,300   $ 110,000
-----------------------------  --------------------  ----------  ----------
Discoverer Seven Seas          Feb-07                $ 125,000   $ 125,000
-----------------------------  --------------------  ----------  ----------
Transocean Marianas            Apr-05                $ 150,000   $  90,000
-----------------------------  --------------------  ----------  ----------
                               Nov-05                $ 180,000   $ 150,000
-----------------------------  --------------------  ----------  ----------
Sedco 707 (9)                  Nov-05                $ 100,000   $ 100,000
-----------------------------  --------------------  ----------  ----------
                               planned 20-day                    $ 100,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Jack Bates                     Sep-05                $  89,000   $ 125,000
-----------------------------  --------------------  ----------  ----------
Peregrine I (5)                idle                              $  70,000
-----------------------------  --------------------  ----------  ----------
Sedco 709                      Apr-05                $  80,000   $  70,000
-----------------------------  --------------------  ----------  ----------
M.G. Hulme, Jr. (6)            idle                              $  85,000
-----------------------------  --------------------  ----------  ----------
Transocean Richardson          Dec-05                $  85,000   $  45,000
-----------------------------  --------------------  ----------  ----------
Jim Cunningham                 Aug-05                $  65,000   $  65,000
-----------------------------  --------------------  ----------  ----------
Sedco 710 (9)                  Oct-06                $ 109,500   $  71,000
-----------------------------  --------------------  ----------  ----------
Transocean Rather              Oct-05                $ 165,000   $  95,000
-----------------------------  --------------------  ----------  ----------
                               Dec-05                $ 190,000   $ 165,000
-----------------------------  --------------------  ----------  ----------
                               Feb-06                $ 165,000   $ 190,000
-----------------------------  --------------------  ----------  ----------
Transocean Leader (10)         Feb-06                $ 173,500   $ 107,500
-----------------------------  --------------------  ----------  ----------
Sovereign Explorer             Feb-05                $  65,000   $  65,000
-----------------------------  --------------------  ----------  ----------
                               Aug-05                $  65,000   $  65,000
-----------------------------  --------------------  ----------  ----------
Other High Specification (4)
-----------------------------  --------------------  ----------  ----------
Henry Goodrich                 Aug-05                $ 106,600   $ 116,600
-----------------------------  --------------------  ----------  ----------
                               planned 40-day                    $ 106,600
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Paul B. Loyd, Jr.              Mar-05                $ 120,000   $ 107,500
-----------------------------  --------------------  ----------  ----------
                               Mar-07                $ 144,000   $ 120,000
-----------------------------  --------------------  ----------  ----------
Transocean Arctic              Mar-06                $ 168,000   $ 200,000
-----------------------------  --------------------  ----------  ----------
Polar Pioneer                  Jul-06                $ 170,000   $ 110,200
-----------------------------  --------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 2

                                   Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : February 28, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                 YR.                                                         CONTRACT
                                               ENTERED     WATER                                              START/
DYNAMICALLY POSITIONED X       FLOATER           (1)       DEPTH   DRILLING                                    IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT          DATE
-----------------------------  -------       -----------  -------  --------  -----------  -----------------  --------

Other Floaters (24)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Peregrine III                  ship     X          1976     4,200    25,000  USGOM
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 700                      semi           1973/1997     3,600    25,000  E. Guinea    A. Hess            Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Legend              semi                1983     3,500    25,000  Enroute                         Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Amirante            semi           1978/1997     3,500    25,000  USGOM        ENI                Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        Remington          Aug-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
C. Kirk Rhein, Jr.             semi           1976/1997     3,300    25,000  USGOM                           Mar-02
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Driller (9)         semi                1991     3,000    25,000  Brazil       Petrobras          Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Brazil                          Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Falcon 100                     semi           1974/1999     2,400    25,000  USGOM        LLOG               Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             USGOM        LLOG               Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 703                      semi           1973/1995     2,000    25,000  Australia    ENI                Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Australia    OMV                Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Australia                       JUL-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 711                      semi                1982     1,800    25,000  UKNS         Shell              Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean John Shaw           semi                1982     1,800    25,000  UKNS         Nexen              Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                                          Kerr McGee         May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 712                      semi                1983     1,600    25,000  UKNS                            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         Oilexco            Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 714                      semi           1983/1997     1,600    25,000  UKNS         BG                 Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         BG                 Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         BG                 Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         ADTI               MAY-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Actinia                        semi                1982     1,500    25,000  India        Reliance           Oct-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 601                      semi                1983     1,500    25,000  Indonesia    Santos             Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Indonesia    Santos             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Indonesia    Santos             Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Indonesia    Santos             Jun-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedneth 701                    semi           1972/1993     1,500    25,000  Angola       ChevronTexaco      Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 702                      semi           1973/1992     1,500    25,000  Australia                       Apr-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Winner              semi                1983     1,500    25,000  NNS                             Aug-02
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Searcher            semi           1983/1988     1,500    25,000  NNS          Statoil            Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Prospect            semi           1983/1992     1,500    25,000  UKNS                            Oct-02
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Wildcat             semi           1977/1985     1,300    25,000  UKNS                            Oct-01
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Explorer            semi                1976     1,250    25,000  UKNS                            Jan-99
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
J.W. McLean                    semi           1974/1996     1,250    25,000  UKNS         ConocoPhillips     Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 704                      semi           1974/1993     1,000    25,000  UKNS         Venture            Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             UKNS         VENTURE            MAR-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 706                      semi           1976/1994     1,000    25,000  UKNS         Total              Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------


                                                      CONTRACT    CONTRACT
DYNAMICALLY POSITIONED X           ESTIMATED (2)      DAYRATE     DAYRATE
RIG TYPE/NAME                       EXPIRATION          (3)         (3)
-----------------------------  --------------------  ----------  ----------

Other Floaters (24)
-----------------------------  --------------------  ----------  ----------
Peregrine III                  idle                              N/A
-----------------------------  --------------------  ----------  ----------
Sedco 700                      Jan-06                $  90,000   $  84,000
-----------------------------  --------------------  ----------  ----------
Transocean Legend              under tow                         $  55,000
                               to Singapore
-----------------------------  --------------------  ----------  ----------
Transocean Amirante            Aug-05                $  86,800   $  50,000
-----------------------------  --------------------  ----------  ----------
                               Feb-06                $ 102,500   $  86,800
-----------------------------  --------------------  ----------  ----------
C. Kirk Rhein, Jr.             idle                              $  63,500
-----------------------------  --------------------  ----------  ----------
Transocean Driller (9)         Jul-06                $  53,000   $  52,000
-----------------------------  --------------------  ----------  ----------
                               planned 10-day                    $  53,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Falcon 100                     Jul-05                $  85,000   $  42,500
-----------------------------  --------------------  ----------  ----------
                               Jan-06                $ 105,000   $  85,000
-----------------------------  --------------------  ----------  ----------
Sedco 703                      Mar-05                $  75,000   $  75,000
-----------------------------  --------------------
                               May-05                $  83,000   $  75,000
-----------------------------  --------------------  ----------  ----------
                               PLANNED 28-DAY                    $  75,000
                               SHIPYARD PROGRAM
-----------------------------  --------------------  ----------  ----------
Sedco 711                      Dec-05                $  50,000   $  45,100
-----------------------------  --------------------  ----------  ----------
Transocean John Shaw           May-05                $  85,000   $  60,000
-----------------------------  --------------------
                               Aug-05                $ 115,000   $  85,000
-----------------------------  --------------------  ----------  ----------
Sedco 712                      Shipyard / contract               $  47,700
                               preparation
-----------------------------  --------------------  ----------  ----------
                               Mar-06                $ 103,000   $  47,000
-----------------------------  --------------------  ----------  ----------
Sedco 714                      Mar-05                $  50,000   $  47,000
-----------------------------  --------------------  ----------  ----------
                               Apr-05                $  55,000   $  50,000
-----------------------------  --------------------  ----------  ----------
                               May-05                $  60,000   $  55,000
-----------------------------  --------------------  ----------  ----------
                               AUG-05                $ 145,000   $  60,000
-----------------------------  --------------------  ----------  ----------
Actinia                        Aug-05                $  54,000   $  44,000
-----------------------------  --------------------  ----------  ----------
Sedco 601                      Mar-05                $  66,000   $  66,000
-----------------------------  --------------------  ----------  ----------
                               Apr-05                $  77,000   $  66,000
-----------------------------  --------------------  ----------  ----------
                               Jun-05                $  66,000   $  77,000
-----------------------------  --------------------  ----------  ----------
                               Jul-05                $  77,000   $  66,000
-----------------------------  --------------------  ----------  ----------
Sedneth 701                    Mar-05                $  73,000   $  70,000
-----------------------------  --------------------  ----------  ----------
Sedco 702                      idle                              $  80,000
-----------------------------  --------------------  ----------  ----------
Transocean Winner              idle                              $ 120,000
-----------------------------  --------------------  ----------  ----------
Transocean Searcher            May-05                $ 122,000   $ 103,800
-----------------------------  --------------------  ----------  ----------
Transocean Prospect            idle                              $  98,000
-----------------------------  --------------------  ----------  ----------
Transocean Wildcat             idle                              $  85,000
-----------------------------  --------------------  ----------  ----------
Transocean Explorer            idle                              $ 145,000
-----------------------------  --------------------  ----------  ----------
J.W. McLean                    Aug-05                $  51,000   $  60,000
-----------------------------  --------------------  ----------  ----------
Sedco 704                      Mar-05                $  63,500   $  45,000
-----------------------------  --------------------  ----------  ----------
                               JUN-06                $  91,000   $  63,500
-----------------------------  --------------------  ----------  ----------
Sedco 706                      Sep-05                $  78,000   $  57,000
-----------------------------  --------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 3

                                   Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : February 28, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                 YR.                                                         CONTRACT
                                               ENTERED     WATER                                              START/
DYNAMICALLY POSITIONED X       FLOATER           (1)       DEPTH   DRILLING                                    IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT          DATE
-----------------------------  -------       -----------  -------  --------  -----------  -----------------  --------

Jackups (26)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Interocean III                                1978/1993       300    25,000  Egypt        Zeitco             May-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Shelf Explorer                                     1982       300    20,000  Indonesia    Kodeco             Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Comet                                   1980       250    20,000  Egypt        GUPCO              Oct-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Mercury                            1969/1998       250    20,000  Egypt        GEISUM             DEC-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Transocean Nordic                                  1984       300    25,000  India        Reliance           Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             India        ONGC               Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident II                                    1977/1985       300    25,000  India        ONGC               May-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident IV (11)                               1980/1999       300    25,000  Egypt        IEOC               Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Italy        ENI                Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident VI                                         1981       220    21,000  India        Reliance           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Singapore                       Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Vietnam      VSP                APR-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident VIII                                       1982       300    21,000  Nigeria      Conoil             Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                                                             Aug-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Nigeria      Conoil             Dec-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident IX                                         1982       400    20,000  Vietnam      JVPC               Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Vietnam      JVPC               Sep-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident XII                                   1982/1992       300    25,000  India        ONGC               Nov-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident XIV                                   1982/1994       300    20,000  Cabinda      ChevronTexaco      May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident 15                                         1982       300    25,000  Thailand     Unocal             Feb-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Thailand     Unocal             Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Singapore                       May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident 16                                         1982       300    25,000  Thailand     ChevronTexaco      Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident 17                                         1983       355    25,000  Vietnam      Petronas Carigali  May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Trident 20                                         2000       350    25,000  Caspian      Petronas Carigali  Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Ron Tappmeyer                                      1978       300    25,000  India        ONGC               Nov-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Randolph Yost                                      1979       300    25,000  India        ONGC               Nov-03
-----------------------------  -------       -----------  -------  --------  -----------  -----------------  --------
D.R. Stewart                                       1980       300    25,000  Italy        ENI                Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Italy        ENI                Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
G.H. Galloway                                      1984       300    25,000  Italy        ENI                Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Harvey H. Ward                                     1981       300    25,000  Malaysia     Talisman           Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Roger W. Mowell                                    1982       300    25,000  Malaysia     Talisman           Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
J.T. Angel                                         1982       300    25,000  Indonesia    BP                 Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
F.G. McClintock                                    1975       300    25,000  India        ONGC               Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
C.E. Thornton                                      1974       300    25,000  India        ONGC               Oct-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Jupiter                                       1981/1997       170    16,000  UAE                             Sep-98
-----------------------------                -----------  -------  --------  -----------  -----------------  --------


                                                      CONTRACT    CONTRACT
DYNAMICALLY POSITIONED X           ESTIMATED (2)       DAYRATE     DAYRATE
RIG TYPE/NAME                       EXPIRATION          (3)         (3)
-----------------------------  --------------------  ----------  ----------

Jackups (26)
-----------------------------  --------------------  ----------  ----------
Interocean III                 Jul-05                $  38,000   $  39,000
-----------------------------  --------------------  ----------  ----------
Shelf Explorer                 Jul-05                $  48,000   $  58,000
-----------------------------  --------------------  ----------  ----------
Transocean Comet               Oct-05                $  32,000   $  27,300
-----------------------------  --------------------  ----------  ----------
Transocean Mercury             MAY-05                $  33,500   $  30,500
-----------------------------  --------------------  ----------  ----------
Transocean Nordic              Mar-05                $  57,800   $  72,100
-----------------------------  --------------------  ----------  ----------
                               Apr-07                $  74,200   $  57,800
-----------------------------  --------------------  ----------  ----------
Trident II                     May-06                $  60,000   $  34,900
-----------------------------  --------------------  ----------  ----------
Trident IV (11)                Feb-05                $  78,600   $  59,900
-----------------------------  --------------------  ----------  ----------
                               Jul-05                $  57,500   $  78,600
-----------------------------  --------------------  ----------  ----------
Trident VI                     Mar-05                $  55,000   $  53,200
-----------------------------  --------------------  ----------  ----------
                               planned 35-day                    $  55,000
                               shipyard program
                               and mob
-----------------------------  --------------------  ----------  ----------
                               MAR-06                $  70,500   $  55,000
-----------------------------  --------------------  ----------  ----------
Trident VIII                   Aug-05                $  55,500   $  43,000
-----------------------------  --------------------  ----------  ----------
                               120-day planned                   $  55,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
                               Jan-08                $  66,000   $  55,000
-----------------------------  --------------------  ----------  ----------
Trident IX                     Sep-05                $  60,000   $  56,300
-----------------------------  --------------------  ----------  ----------
                               Sep-06                $  77,200   $  60,000
-----------------------------  --------------------  ----------  ----------
Trident XII                    Nov-06                $  62,250   $  57,000
-----------------------------  --------------------  ----------  ----------
Trident XIV                    Apr-05                $  60,000   $  75,000
-----------------------------  --------------------  ----------  ----------
Trident 15                     Feb-05                $  53,500   $  70,000
-----------------------------  --------------------  ----------  ----------
                               Feb-06                $  59,750   $  53,500
-----------------------------  --------------------  ----------  ----------
                               40-day planned                    $  59,750
                               shipyard program
-----------------------------  --------------------  ----------  ----------
Trident 16                     Apr-05                $  65,000   $  60,000
-----------------------------  --------------------  ----------  ----------
Trident 17                     Apr-06                $  57,500   $  62,000
-----------------------------  --------------------  ----------  ----------
Trident 20                     Jul-05                $  90,000   $  90,000
-----------------------------  --------------------  ----------  ----------
Ron Tappmeyer                  Nov-06                $  62,250   $  50,100
-----------------------------  --------------------  ----------  ----------
Randolph Yost                  Nov-06                $  60,750   $  64,000
-----------------------------  --------------------  ----------  ----------
D.R. Stewart                   Mar-05                $  51,000   $  76,000
-----------------------------  --------------------  ----------  ----------
                               Mar-06                $  54,000   $  51,000
-----------------------------  --------------------  ----------  ----------
G.H. Galloway                  Jul-05                $  51,000   $  48,000
-----------------------------  --------------------  ----------  ----------
Harvey H. Ward                 Jul-05                $  46,350   $  45,000
-----------------------------  --------------------  ----------  ----------
Roger W. Mowell                Nov-05                $  46,350   $  45,000
-----------------------------  --------------------  ----------  ----------
J.T. Angel                     Oct-05                $  60,000   $  50,000
-----------------------------  --------------------  ----------  ----------
F.G. McClintock                Dec-07                $  50,000   $  50,000
-----------------------------  --------------------  ----------  ----------
C.E. Thornton                  Oct-07                $  45,000   $  45,000
-----------------------------  --------------------  ----------  ----------
Jupiter                        idle
-----------------------------  --------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 4

                                   Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : February 28, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                 YR.                                                         CONTRACT
                                               ENTERED     WATER                                              START/
DYNAMICALLY POSITIONED X      FLOATER           (1)       DEPTH   DRILLING                                    IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT          DATE
-----------------------------  -------       -----------  -------  --------  -----------  -----------------  --------
Self-Erecting Tenders (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Searex 9                                           1981       400    20,000  Congo                           Apr-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Searex 10                                     1983/1994       450    21,000  Angola       ChevronTexaco      Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Charley Graves                                     1975       500    20,000  Singapore                       Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
                                                                             Thailand     Unocal             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
W.D. Kent                                          1977       400    20,000  Malaysia                        Jan-03
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Non-U.S. Drilling Barges (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Searex 4                                      1981/1989        21    25,000  Indonesia    Total              Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Searex 6                                      1981/1991        25    25,000  Cameroon                        Jul-02
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Searex 12                                     1982/1992        25    25,000  Nigeria      Shell              Jun-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Hibiscus (7)                                  1979/1993        25    16,000  Indonesia    Total              Jan-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Platform Rigs (1)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Cliffs # 1                                      1988/98              18,000  China
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Other (2)
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Joides Resolution(8)           ship      X         1978    27,000    30,000  Worldwide    IODP               May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  --------
Sedco 135D                                   1966/77/01       600            Brazil       SLB                Jun-01
-----------------------------                -----------  -------  --------  -----------  -----------------  --------


                                                      CONTRACT    CONTRACT
DYNAMICALLY POSITIONED X          ESTIMATED (2)       DAYRATE     DAYRATE
RIG TYPE/NAME                       EXPIRATION          (3)         (3)
-----------------------------  --------------------  ----------  ----------

Self-Erecting Tenders (4)
-----------------------------  --------------------  ----------  ----------
Searex 9                       idle                              $  42,000
-----------------------------  --------------------  ----------  ----------
Searex 10                      Feb-06                $  41,000   $  44,000
-----------------------------  --------------------  ----------  ----------
Charley Graves                 70-day planned                    $  40,000
                               shipyard program
-----------------------------  --------------------  ----------  ----------
                               Mar-07                $  40,500   $  40,000
-----------------------------  --------------------  ----------  ----------
W.D. Kent                      idle                              $  35,000
-----------------------------  --------------------  ----------  ----------
Non-U.S. Drilling Barges (4)
-----------------------------  --------------------  ----------  ----------
Searex 4                       Sep-09                $  39,200   N/A
-----------------------------  --------------------  ----------  ----------
Searex 6                       idle                              $  27,500
-----------------------------  --------------------  ----------  ----------
Searex 12                      Jun-05                $  49,000   $  49,000
-----------------------------  --------------------  ----------  ----------
Hibiscus (7)                   Jan-07                $  47,700   $  44,300
-----------------------------  --------------------  ----------  ----------
Platform Rigs (1)
-----------------------------  --------------------  ----------  ----------
Cliffs # 1                     idle
-----------------------------  --------------------  ----------  ----------
Other (2)
-----------------------------  --------------------  ----------  ----------
Joides Resolution(8)           Jun-05                $  66,000   $  88,750
-----------------------------  --------------------  ----------  ----------
Sedco 135D                     Jun-09                $  28,500   N/A
-----------------------------  --------------------  ----------  ----------

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.
(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.
(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.
(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.
(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.
(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.
(7)  Owned by a joint venture in which the company has a 75% interest.
(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.
(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.
(11) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.


                              Transocean Inc. Fleet                       Page 5